UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________

FORM 8-K
______________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 9, 2026
______________________________

GITLAB INC.

(Exact name of Registrant as Specified in Its Charter)
____________________________________

Delaware	001-40895	47-1861035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Address Not Applicable[1]		Zip Code Not Applicable[1]
(Address of Principal Executive Offices)		(Zip Code)

 Registrant’s Telephone Number, Including Area Code: Not Applicable

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0000025 per share	GTLB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

__________________________
1 We are a remote-only company. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act and Securities Exchange Act of 1934, as amended, any stockholder communication required to be sent to our principal executive offices may be directed to the agent for service of process at Corporation Service Company, 251 Little Falls Drive, Wilmington, Delaware 19808, or to the email address: reach.gitlab@gitlab.com.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2026, the board of directors of GitLab Inc. (the “Company”) appointed Sivaprasad Padisetty as Chief Technology Officer of the Company, effective on or about January 15, 2026.

Mr. Padisetty, age 57, previously served as Chief Technology Officer of New Relic, Inc., a tracking and analytics software company, from September 2022 to January 2026. From March 2014 to October 2022, Mr. Padisetty served in roles of increasing responsibility at Amazon.com, Inc., a global technology company, including General Manager, Management Tools and Director & Head of EC2 Windows, and prior to that served in a number of roles of increasing responsibility at Microsoft Corporation. Mr. Padisetty holds a B.S. in Mechanical Engineering and a M.S. in Computer Science from Anna University Chennai.

There is no arrangement or understanding between Mr. Padisetty and any other persons, pursuant to which Mr. Padisetty was selected as an officer, no family relationships among any of the Company’s directors or executive officers and Mr. Pedisetty, and Mr. Padisetty does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Padisetty will also enter into the Company’s standard form of officers’ indemnification agreement with the Company, pursuant to which the Company agrees to indemnify its officers to the fullest extent permitted by applicable law and subject to certain conditions to advance expenses in connection with proceedings as described in the indemnification agreement. The form of indemnification agreement is attached as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-259603), filed with the Securities and Exchange Commission on September 17, 2021.

Item 7.01 Regulation FD Disclosure.

Confirmation of Fourth Quarter and Fiscal Year 2026 Guidance

On January 12, 2026, the Company reaffirmed its fourth quarter and fiscal year 2026 guidance previously provided in the Company’s third quarter fiscal year 2026 earnings release issued on December 2, 2025.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GitLab Inc.

Dated: January 12, 2026	By:	/s/ James Shen
James Shen
Interim Chief Financial Officer